CINERGY CORP.
                              CORPORATE STRUCTURE
                            AS OF SEPTEMBER 30, 2000

Cinergy Corp. (Delaware, 6/30/1993)

        Cinergy Services, Inc. (Delaware, 2/23/1994)

        The Cincinnati Gas & Electric  Company  (Ohio,  4/3/1837)
                The Union Light, Heat and Power Company (Kentucky, 3/20/1901) Tri-State Improvement Company (Ohio, 1/14/1964)
                Lawrenceburg Gas Company (Indiana, 5/5/1868)
                The West Harrison Gas and Electric Company (Indiana, 8/19/1942) Miami Power Corporation (Indiana, 3/25/1930)
                KO Transmission Company (Kentucky, 4/11/1994)
                Ohio Valley Electric Corporation (Ohio, 10/1/52) /1/

        PSI Energy, Inc. (Indiana, 9/6/1941)
                South Construction Company, Inc. (Indiana, 5/31/1934)

        Cinergy Investments, Inc. (Delaware, 10/24/1994)
                (please see attachment for listing of subsidiaries)

        Cinergy Global Resources, Inc. (Delaware, 5/15/1998)
                (please see attachment for listing of subsidiaries)

        Cinergy Technologies, Inc. (Delaware, 7/26/2000; formerly Cinergy Ventures Holding Company, Inc.)

                Cinergy Ventures, LLC (Delaware, 7/25/2000)
                Cinergy Ventures II, LLC (Delaware, 9/1/2000)
                Cinergy e-Supply Network, LLC (Delaware, 8/10/2000) Cinergy One, Inc. (Delaware, 9/5/2000)

         Cinergy Foundation, Inc. (Indiana, 12/7/1988)

(1) Jointly owned 9% by The Cincinnati Gas & Electric Company, 39.9% by American Electric Power Company, Inc., 4.3% by Columbus Southern Power Company, 4.9% by The Dayton Power and Light Company, 2.5% by Kentucky Utilities Company, 4.9% by Louisville Gas and Electric Company, 16.5% by Ohio Edison Company, 1.5% by Southern Indiana Gas and Electric Company, 4% by The Toledo Edison Company, 12.5% by West Penn Power Company. Formed for the purpose of providing the large electric power requirement projected for a major DOE uranium enrichment complex. OVEC has in turn a subsidiary called Indiana Kentucky Electric Corporation which provides similar services.

                                 DOMESTIC
                          NON-UTILITY CORPORATIONS
                              (page 1 of 2)


Cinergy Investments, Inc. (Delaware, 10/24/1994) (1)
        Cinergy-Cadence, Inc. (Indiana, 12/27/1989; formerly PSI Power Resource Operations, Inc.)
                Cadence Network, Inc.(Delaware, 9/3/1997) (2)
        Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992; formerly Wholesale Power Services, Inc.)
                CinCap MVC OpCo, LLC (Delaware,  9/28/99)
                CinCap IV, LLC (Delaware, 12/3/1997) (3)
                CinCap V, LLC (Delaware,  7/21/98) (4)
                CinCap VIII, LLC (Delaware, 12/2/98)
                        VMC Generating Company (5)
                                CinCap VII, LLC (Delaware, 12/2/98)
                                Duke Energy Madison, LLC
                                Duke Energy Vermillion, LLC
                CinCap IX, LLC (Delaware, 8/14/2000)
                CinCap X, LLC (Delaware, 8/14/2000)
                Westwood Operating Company, LLC (Delaware, 10/2/98)
                CinPower I, LLC (Delaware, 6/12/1998)
                Cinergy Marketing & Trading, LLC (Delaware, 10/27/95; formerly Producers Energy Marketing, LLC)
                Cinergy Transportation, LLC (Delaware, 6/14/2000)
                SynCap I, LLC (Delaware, 8/25/2000)
        Cinergy Communications, Inc. (Delaware, 9/20/1996)
                Cinergy Telecommunication Networks Holdings, Inc. (Delaware, 12-7-99)
                     Cinergy Telecommunication Networks, Inc. (Delaware, 1/3/00) Cinergy Telecommunication Networks - Ohio, Inc. (Ohio,
                        1/3/00)
                     Cinergy Telecommunication Networks - Kentucky, Inc.
                        (Kentucky, 1/4/00)
                     Cinergy Telecommunication Networks - Indiana,  Inc.
                        (Indiana, 1/4/00)
                 Lattice Communications, LLC (Delaware, 1/7/99) (6)
        Cinergy Engineering, Inc. (Ohio, 3/28/1997)
        Cinergy-Centrus, Inc. (Delaware, 4/23/98; formerly Cinergy-Ideon, Inc.)
                 Centrus, LLP (Indiana, 7/7/1998) (7)
        Cinergy-Centrus Communications, Inc. (Delaware, 7/17/98)
        Cinergy Solutions Holding Company, Inc. (Delaware, 2/11/1997; formerly
           Cinergy Solutions, Inc.)
             (please see attached list of subsidiaries)
        Cinergy Supply Network, Inc. (Delaware, 1/14/98)
                 Reliant Services, LLC (Indiana, 6/25/98) (8)
        Cinergy Technology, Inc. (Indiana, 12/12/1991; formerly PSI
          Environmental Corp.)


(1) Some of the subsidiaries listed are not currently engaged in active business operations.
(2) Cadence Network LLC merged into Cadence Network, Inc. effective 3/10/00. Contact Doug Taylor in the Legal Department regarding ownership interests.
(3) Jointly owned 10% by Cinergy Capital & Trading, Inc. and 90% by other investors managed via the 1998 CinPower Trust.
(4) Jointly owned 10% by Cinergy Capital & Trading, Inc. and 90% by other investors managed via the 1999 CinPower Trust.
(5) Jointly owned 50% by CinCap VIII, LLC and 50% by Duke Energy Trenton, LLC.
(6) Jointly owned 43.5% by Cinergy Communications, Inc., 43.5% Lattice Investors, L.P., and 13% by Lattice Partners LTD.
(7) Jointly owned 33-1/3% each with New Century-Centrus, Inc. and Progress Centrus, Inc.
(8) Jointly owned 50% each with IGC Energy, Inc.

                                  DOMESTIC
                           NON-UTILITY CORPORATIONS
                                (page 2 of 2)


Cinergy Investments, Inc. (Delaware, 10/24/1994) (1)

        Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997; formerly Cinergy Solutions, Inc.)
                1388368 Ontario Inc. (Ontario, 12/2/99)
                   Cinergy Solutions Limited Partnership (Ontario, 12/14/99)(2)
                3036243 Nova Scotia Company (Nova Scotia, 12/10/99)
                   Cinergy Solutions Limited Partnership (Ontario, 12/14/99)(2)
                Vestar, Inc. (Delaware, 4/6/98; formerly Cinergy Business Solutions, Inc.)
                   Vestar Limited (Ontario, 3/9/84; formerly Rose Technology Group Limited) (3)
                   Keen Rose Technology Group Limited Optimira Controls, Inc.(4)
                Cinergy EPCOM, LLC (Delaware, 8/20/99)
                Cinergy EPCOM College Park, LLC (Delaware, 8/20/99)
                Cinergy Solutions, Inc. (Delaware, 6/2/2000)
                Cinergy Solutions Partners, LLC (Delaware, 9/12/2000) (5) Lansing Grand River Utilities, LLC (Delaware, 9/14/2000)
                Cinergy Solutions of Boca Raton, LLC (Delaware, 8/23/2000) Cinergy Solutions of Tuscola, Inc. (Delaware, 10/13/98)
                Energy Equipment Leasing LLC (Delaware, 11/12/98) (6) Trigen-Cinergy Solutions LLC (Delaware, 2/18/1997) (7) Trigen-Cinergy Solutions of Ashtabula LLC (Delaware, 4-21-99)(6) Trigen-Cinergy Solutions of Baltimore LLC (Delaware,11/10/98)(6) Trigen-Cinergy Solutions of Boca Raton, LLC
                (Delaware, 9/4/98) (8)
                Trigen-Cinergy Solutions of Cincinnati LLC (Ohio, 8/29/1997)(9) Trigen-Cinergy Solutions of College Park, LLC (Delaware, 2/18/99) (6)
                Trigen-Cinergy Solutions of Danville LLC (Delaware, 11/29/99) Trigen-Cinergy Solutions of Elmgrove, LLC (Delaware, 6/14/2000)
                (8)
                Trigen-Cinergy Solutions of Illinois L.L.C. (Delaware, 4/17/1997) (6)
                Trigen-Cinergy Solutions of Lansing LLC (Delaware, 11/3/99) (8)
                     Trigen/Cinergy-USFOS of Lansing LLC (Delaware 11/3/99)(11)
                Trigen-Cinergy Solutions of Orlando LLC (Delaware, 6/12/1998)(8) Trigen-Cinergy Solutions of Owings Mills LLC (Delaware, 9/20/99)
                (6)
                Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC (Delaware, 10/20/99) (6)
                Trigen-Cinergy Solutions of Rochester LLC (Delaware, 10/20/99)
                (6)
                Trigen-Cinergy Solutions of Silver Grove LLC (Delaware, 3/18/99)
                (6)
                Trigen-Cinergy Solutions of St. Paul LLC (Delaware 8/13/98) (6)
                      St. Paul Cogeneration LLC (Minnesota, 12/18/98) (10)
                Trigen-Cinergy Solutions of Tuscola, LLC (Delaware, 8/21/98) (6)

(1) Some of the subsidiaries listed are not currently engaged in active business operations.
(2) Jointly owned 99.9% by 3036243 Nova Scotia Company and .1% by 1388368 Ontario, Inc.
(3) 1381055 Ontario, Inc. (Ontario, 10-22-99) and Rose Technology Group Limited (Ontario, 3-9-84) are predecessors to the amalgamation effective 12-17-99.
(4)  Jointly owned 90% by Vestar Llimited and 10% by Jeff Volkers.
(5)  Jointly owned 50% by Cinergy Solutions, Inc. and 50% by IPP Ventures, LLC.
(6) Jointly owned 49% by Cinergy Solutions Holding Company, Inc. and 51% by Trigen Solutions, Inc.
(7) Jointly owned 50% each with Trigen Solutions, Inc., a subsidiary of Trigen Energy Corporation.
(8) Jointly owned 51% by Cinergy Solutions Holding Company, Inc. and 49% by Trigen Solutions, Inc.
(9) Effective August 29, 1997, the former Cinergy Cooling Corp. was merged with and into Trigen-Cinergy Solutions of Cincinnati LLC, with said LLC being the surviving company jointly owned 51% by Cinergy Solutions Holding Company, Inc. and 49% by Trigen Solutions, Inc.
(10) Jointly owned 50% by Trigen-Cinergy Solutions of St. Paul LLC and 50% by Market Street Energy Company, LLC.
(11) Jointly owned 80% by Trigen-Cinergy Solutions of Lansing LLC and 20% by U.S. Filter Operating Services, LLC.

                                INTERNATIONAL
                           NON-UTILITY CORPORATIONS
                                 (page 1 of 3)

Cinergy Global Resources, Inc. (Delaware, 5/15/1998) (1)
    Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)
             Cinergy Global Ely, Inc. (Delaware, 8/28/98)
                  EPR Ely Power Limited (England, 5/7/98) (2)
                         EPR Ely Limited (England, 7/10/97)
                         Ely Power Limited (England, 7/3/97)
                         Anglian Straw Limited (England, 5/14/90)
                   Anglian Ash Limited (England, 3/1/99) (5)
              Cinergy Global Foote Creek, Inc. (Delaware, 5/4/99)
                   Foote Creek III, LLC (Delaware, 1/8/99)
              Cinergy Global Foote Creek II, Inc. (Delaware, 11/23/99)
                   Foote Creek II, LLC (Delaware, 3/16/99)
              Cinergy Global Foote Creek IV, Inc. (Delaware, 6/28/2000)
              Cinergy Global Power Services Limited (England, 8/14/1997; formerly MPI International Limited)
                   Cinergy Global Power Limited (England, 2/5/98)
                   MPI International Limited (England, 2/5/98; formerly Cinergy Global Power Services Limited)
              Cinergy Global Power (UK) Limited (England, 2/5/98)
                   Cinergy Global Trading Limited (England, 5-25-99)
                      Commercial Electricity Supplies Limited (England, 8/10/93) Renewable Trading Limited (England, 1/11/00)
                      UK Electric Power Limited (England, 12/24/1920)
              Cinergy Global San Gorgonio, Inc. (Delaware, 10/13/98)
                      San Gorgonio Westwinds II, LLC (California, 10/13/98) (3)
              Cinergy Global Holdings, Inc. (Delaware, 12/18/98)
                      Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)
                         (please see attached list of subsidiaries)
              Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands, 9/4/1997; formerly Cinergy MPI III, Inc.)
                         (please see attached list of subsidiaries)
              Cinergy Global One, Inc. (Delaware, 2/4/00)
                       CZECHPOL ENERGY spol, s.r.o.
                           Dneproline (Ukraine) (6)
                           E-line (Switzerland)
                           S-line (Slovakia) (6)
                           U-line (Ukraine) (6)
                           Czechpol Invest (Ukrain)
                           MEAS Brno, a.s. (6)
                           PEAS Praha, a.s. (6)
                           Moravia Energo (6)
                           SK Invest a.s. (Slovakia) (6)
              Midlands Hydrocarbons (Bangladesh) Limited (England, 6/29/93) Powermid No. 1 (England, 11/6/97) (4)
              Cinergy Global Power Africa (Pty) Limited (South Africa, 8/3/1999) Cinergy UK, Inc. (Delaware, 5/1/1996)


(1) Some of the subsidiaries listed are not currently engaged in active business operations.
(2) Jointly owned 30% by Cinergy Global Ely, Inc., and 70% by Energy Power Resources Limited.
(3) Jointly owned 50% by Cinergy Global San Gorgonio, Inc., 20% by Heller Financial, and 30% by Caithness LLC.
(4) Jointly owned 50% by Cinergy  Global Power,  Inc. and 50% by Cinergy  Zambia
B.V.
(5) Jointly owned 30% by Cinergy Global Ely, Inc. and 70% by Energy Power Resources Limited.
(6) Ownership Interests to be provided.

                              INTERNATIONAL
                         NON-UTILITY CORPORATIONS
                              (page 2 of 3)


Cinergy Global Resources, Inc. (Delaware, 5/15/1998)

    Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)

    Cinergy Global Holdings, Inc. (Delaware, 12/18/98)

        Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)
             Cinergy Zambia B.V. (The Netherlands, 11/18/85; formerly MPII (Zambia) B.V.)
                   Copperbelt Energy Corporation PLC (Republic of Zambia, 9/19/97) (1)
             Cinergy Turbines B.V. (The Netherlands, 7/7/83; formerly Cedarwood B.V.)
                  EOS PAX I S.L. (Spain) (2)
                  EOS PAX IIa S.L. (Spain) (2)
             Cinergy Hydro B.V. (The Netherlands, 2/13/95; formerly
             Midlands Power International B.V.)
                        (please see attached list of subsidiaries)
             Baghabari I B.V. (The Netherlands, 3/5/99; formerly Cinergy
             Global Baghabari I B.V.)
                  Baghabari Power Company Limited (3)
             Baghabari II B.V. (The Netherlands, 3/5/99; formerly Cinergy
             Global Baghabari II B.V.)
                  Baghabari Power Company Limited (Bangladesh, 3/18/99) (3)
             Cinergy South Africa Investments 1 B.V. (The Netherlands,
             7/15/99; formerly Cinergy Global 3 B.V.)
                   Egoli Gas (Proprietary) Limited (South Africa, 5/19/2000)
             Cinergy Global 4 B.V. (The Netherlands, 7/15/99)
             Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands, 9/4/1997; formerly Cinergy MPI III, Inc.)
             Cinergy Global Hydrocarbons Pakistan (Cayman Islands, 9/4/1997; formerly Cinergy MPI I, Inc.)
             Cinergy Global Tsavo Power (Cayman Islands, 9/4/1997; formerly Cinergy MPI II, Inc.)
                    IPS-Cinergy Power Limited (Kenya, 4/28/1999) (4)
                    Tsavo Power Company Limited (Kenya, 1/22/1998) (5)
             Cinergy Global Maranhao (Cayman Islands, 9/4/1997; formerly Cinergy MPI IV, Inc.)
                    Cinergy MPI V, Inc. (Cayman Islands, 9/4/1997)
                    Cinergy MPI VI, Inc. (Cayman Islands, 9/4/1997)
                    Cinergy MPI VII, Inc. (Cayman Islands, 9/4/1997)
                    Cinergy MPI VIII, Inc. (Cayman Islands, 9/4/1997)
                    Cinergy MPI IX, Inc. (Cayman Islands, 9/4/1997)
                    Cinergy MPI X, Inc. (Cayman Islands, 9/4/1997)


(1) Jointly owned 40% by Cinergy Zambia B.V., 40% by National Grid Holland B.V. (changed its name to National Grid Zambia B.V. on January 12, 1998), 20% is retained by Zambia Consolidated Copper Mines Limited. The local management of Copperbelt Energy Corporation PLC are entitled to a 1% interest in the issued share capital of Copperbelt Energy Corporation PLC vesting in installments over a 4 year period, without payment, and to purchase up to a further 2%, dependent on the company's performance. Cinergy Zambia B.V. is only responsible for providing half of any such share entitlements. Cinergy Zambia B.V., formerly MPII (Zambia) B.V., formerly Seascope Holding B.V., was originally organized in The Netherlands on November 18, 1985. The name was changed to Cinergy Zambia B.V. effective September 18, 1998 and MPII (Zambia) B.V. effective November 19, 1997.
(2) Jointly owned 48.5% by Cinergy Turbines B.V., 48.5% by Tomen (Europe) B.V., and 3% by Gestion Energetica de Galicia S.A.
(3) Same company; Under the Bangladesh Companies Act the Baghabari Power Company Limited will require two founding shareholders.
(4) Jointly owned 48.2% by Cinergy Global Tsavo Power and 51.8% by Industrial Promotion Services (Kenya) Limited.
(5) Owned 49.9% by IPS-Cinergy Power Limited.

                            INTERNATIONAL
                      NON-UTILITY CORPORATIONS
                            (Page 3 of 3)

Cinergy Global Resources, Inc. (Delaware, 5/15/1998)

    Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)

        Cinergy Global Holdings, Inc. (Delaware, 12/18/98)

            Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)

                 Cinergy Hydro B.V. (The Netherlands, 2/13/95; formerly Midlands Power International B.V.)
                       Cinergy Renovables Ibericas, S.A. (Spain, 1944; formerly Construcciones y Representaciones Industriales S.A.)
                       Age Inversiones en Medio Ambiente, S.L.(Spain, 3/17/2000)
                       (1)
                              Agrupacion Rubi, SA (Spain, 6/23/1999) (2)
                                  Rubi Tractament Termic Eficient, SA (Spain,
                                  7/26/1999) (3)
                       Cinergy Global Power Iberia, S.A. (Spain, 6/17/98)
                              Escambeo, S.L. (Spain, 12/21/99) (4)
                       Parque Eolico de Ascoy, S.A. (Spain, 4/1/98) (5)
                       Tractaments de Juneda, SA (Spain, 9/23/1998) (6) Ventoabrego, S.L. (Spain, 11/17/99) (7)
                       Vendresse Limited (Isle of Man, 3/2/95)
                       Cinergy 1 B.V. (The Netherlands, 9/11/64; formerly Midlands Power I B.V.)
                       Startekor Investeeringute OU (Estonia, 7/6/98) (8)
                           Aktsiaselts Narva Elektrivork (Estonia, 9/4/97)
                       Cinergy Global Resources 1 B.V. (The Netherlands, 5/31/68; formerly Midlands Power Europe B.V.)
                       Moravske Teplarny a.s. (formerly Teplarna Svit a.s.) Plzenska Energetika a.s. (formerly Skoda Energetika s.r.o.)
                       Cinergy Global Polska Sp. Z o.o. (Poland)
                       Cinergy Global Resources 1 Sp. Z o.o. (Poland)
                       Cinergy Global Resources a.s.
                       Cinergetika U/L a.s. (formerly SETUZA energetika a.s.)(9) Energetika Chropyne a.s.
                       Teplarna Otrokovice a.s. (10)
                       Cinergy 2 B.V. (The Netherlands, 6/14/38; formerly Midlands Power Asia B.V.)
                       Desarrollo Eolico del Ebro S.A. (11)
                       Northeolic Pico Gallo, S.L. (Spain, 8/18/99) (12) Desarrollos Eolico El Aguila, S.A. (Spain, 10/21/98) (13) Sinergia Aragonesa, S.L. (Spain, 10/28/99) (14)

(1) Jointly owned 14.97% by Cinergy Renovables Ibericas, S.A and 85.03% by Corporacio Age, S.L.
(2) Jointly owned 15% by Age Inversiones en Medio Ambiente, S.L., 55% by Endesa Cogeneracion y Renovables, S.A. and 30% by SENER, Grupo de Ingenieria, S.A.
(3) Jointly owned 80% by Agrupacion  Rubi,  S.A. and 20% by Sanejament  Energia,
S.A.
(4) Jointly owned 50% by Cinergy Global Power Iberia, S.A., 49.98% by Ventovirazon, S.L., and .02% by Fernando Molina Martinez.
(5) Jointly owned 19.5% by Construcciones y Representaciones Industriales S.A., 41% by Elecdey, 10% by Nuevos Riesgos del Progreso, 18.5% by I.D.A.E., and 10.5% by Caja de Cataluna.
(6) Jointly owned 15% by Cinergy Renovables Ibericas, S.A., 12% by A Ramaders de les Garrigues 1998, S.L., 17% by Age Inversiones en Medio Ambiente, S.L., 34% by SENER, Grupo de Ingenieria, S.A., 2% by Maquinaria, Depuracion y Servicios, S.A., 10% by La Energia, S.A. and 10% by Eficiencia Energetica, S.A.
(7) Jointly owned 50% by Contrucciones y Representaciones Industriales, SA, 49.98% by Pe da Mula, S.L., and .02% by Fernando Molina Martinez.
(8) Jointly owned 67% by Cinergy 1 B.V. and 33% by AS Sthenos Grupp, an Estonian investment company.
(9) 700 out of 701 shares of stock acquired by Cinergy Global Resources, B.V. One Share retained by the seller, SETUZA a.s.
(10) Jointly owned 12% by Cinergy Global Resources 1 B.V., 86% by Newton Stock Investments a.s., and 2% by small investors.
(11) Jointly owned 50% by Cinergy 2 B.V., 38% by Jorge S.A. and 12% by Valle del Ebro Ingenieria y Consultoria, S.L.
(12) Jointly owned 20% by Cinergy 2 B.V. and 79.9% by Northeolic, S.A.
(13) Jointly owned 11.50% by Cinergy 2 B.V., 45.13% by Financiera Agroganadera, S.A., and 43.37% by Valle del Ebro Ingenieria y Consultoria, S.L.
(14) Jointly owned 20% by Cinergy 2 B.V., 40% by Jorge, S.A., and 40% by Valledel Ebro Ingenieria y Consultoria, S.L.